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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 7/27/2004

Smithtown Bancorp

(Exact name of registrant as specified in its charter)

New York	2-91511	11-2695037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street, Smithtown, New York 11787

(Address of principal executive offices)

Registrant’s telephone number, including area code 631-360-9300

SMITHTOWN BANCORP

INDEX

Item 1.	Changes in Control of Registrant – Not Applicable.

Item 2.	Acquisition or Disposition of Assets – Not Applicable.

Item 3.	Bankruptcy or Receivership – Not Applicable.

Item 4.	Changes in Registrant’s Certifying Accountant – Not Applicable.

Item 5.	Other Events and Regulation FD Disclosure – Not Applicable.

Item 6.	Resignations of Registrant’s Directors – Not Applicable.

Item 7.	Financial Statements and Exhibits. – Not Applicable.

Item 8.	Change in Fiscal Year – Not Applicable.

Item 9.	Regulation FD Disclosure – Not Applicable.

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics – Not Applicable.

Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans – Not Applicable.

Item 12.	Results of Operations and Financial Condition.
Exhibit 99.1. Smithtown Bancorp Press release dated July 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMITHTOWN BANCORP

/s/ Bradley E. Rock
Bradley E. Rock, Chairman, President and
Chief Executive Officer

July 28, 2004

/s/ Anita M. Florek
Anita M. Florek, Executive Vice President,
Treasurer and Chief Financial Officer